UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2014

__________________________________________

Lakeland Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-15535	13-3115216
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

701 Koehler Avenue, Suite 7, Ronkonkoma, New York 11779-7410

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (631) 981-9700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its 2014 Annual Meeting of Stockholders on June 18, 2014. The final results of the voting for each matter submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1: All of the Board of Directors’ nominees for Class I director were elected to serve for three years expiring at the Company’s 2017 Annual Meeting of Stockholders and until their respective successors are elected and qualified, by the votes set forth below:

Director	For	Withheld	Broker Non-vote
Christopher J. Ryan	1,702,666	967,191	2,463,151
A. John Kreft	1,713,897	955,960

Proposal 2: The Stockholders ratified the appointment of Warren Averett, LLC as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2014, by the votes set forth below:

For	Against	Abstain
5,011,936	95,749	25,423

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND INDUSTRIES, INC.

Date: June 19, 2014	By: /s/ Christopher J. Ryan
Name: Christopher J. Ryan
Title: President & Chief Executive Officer